UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2004

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONSIDITION

On October 28, 2004, the registrant issued a press release announcing earnings for the quarter ended September 30, 2004.  A copy of the release is furnished herewith as Exhibit 99 and is incorporated herein by reference.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 2.02 of Form 8-K.

The Company has included non-GAAP financial information in the press release furnished herewith because it believes that it is important for investors to see the trends in operating income without the impact of special charges and without the impact of businesses that the Company has elected to divest.  The former were incurred as part of a significant restructuring program designed to improve the long-term profitability of the Company.  Although the charges associated with the program are important to an understanding of the Company’s financial performance, disclosing the operating results of the Company and comparing them year over year is also important to an understanding of the performance of the Company’s businesses.  With respect to excluding the results of discontinued businesses, the Company believes it is important for investors to see clearly the performance of the ongoing businesses of the Company.

This information furnished under Item 2.02 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits – The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K.

Exhibit No.

Description

99

Press Release of Standex International Corporation dated October 28, 2004

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/S/ Christian Storch
Christian Storch Chief Financial Officer

Date: October 28, 2004

Signing on behalf of the registrant and as principal financial officer